                            One Group(R) mutual funds

                     INSTITUTIONAL PRIME MONEY MARKET FUND
                     -------------------------------------
                                   PROSPECTUS

                                 March 18, 1999



               This prospectus describes one money market mutual fund. The Fund is offered only to certain institutional and accredited investors. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

     Please remember that shares of the Fund: - Are not deposits or obligations of, or guaranteed by BANK ONE CORPORATION or its affiliates; - Are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any federal or state governmental agency; - Involve investment risk, including the possible loss of the principal amount invested.

     There is no assurance that the Fund will meet its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis.

               These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                        *

                               TABLE OF CONTENTS


A BRIEF PREVIEW OF THE FUND.................................    1
ABOUT THE FUND..............................................    2
MORE ABOUT THE FUND.........................................    4
HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS..............    6
  Purchasing Fund Shares....................................    6
  Exchanging Fund Shares....................................    8
  Redeeming Fund Shares.....................................    8
SHAREHOLDER INFORMATION.....................................   11
  Voting Rights.............................................   11
  Dividend Policies.........................................   11
  Tax Treatment of the Fund.................................   11
  Tax Treatment of Shareholders.............................   11
  Shareholder Inquiries.....................................   12
ORGANIZATION AND MANAGEMENT OF THE FUND.....................   12
  The Fund..................................................   12
  The Board of Trustees.....................................   12
  The Advisor...............................................   12
  The Distributor...........................................   12
  The Administrator and Sub-Administrator...................   12
  The Transfer Agent, Custodian and the Sub-Custodian.......   13
  Year 2000.................................................   13
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND
  POLICIES..................................................   14
  Investment Practices......................................   14
  Investment Risks..........................................   16
  Investment Policies.......................................   17
APPENDIX: DESCRIPTION OF RATINGS............................   18

                          A BRIEF PREVIEW OF THE FUND


WHAT ARE THE GOALS OF ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND?


     The Fund seeks high current income consistent with the preservation of capital and maintenance of liquidity. The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. Please read about the Fund before investing.

WHAT IS THE FUND'S INVESTMENT STRATEGY?


     The Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. The Fund intends to comply with Rule 2a-7 under the Investment Company Act of 1940. At least 25% of the Fund's total assets will be invested in securities issued by companies in the financial services sector, including asset-backed commercial paper programs.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


     The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of investments in the Fund could decrease if the credit quality of the credit enhancement provider declines. The Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed income securities. In addition, the Fund invests in U.S. dollar denominated foreign securities which may expose the Fund to risks that are different from investments in U.S. Securities. An investment in the Fund is not a deposit of BANK ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."


WHO CAN BUY SHARES?

     The Fund currently offers shares only to institutional and other accredited investors. For more details, please see the section of this prospectus entitled "Purchasing Fund Shares."

HOW DO I PURCHASE AND REDEEM SHARES?


     You may buy and redeem shares of the Fund on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With One Group Mutual Funds." For additional information, call The One Group Services Company at 1-800-480-4111 or visit One Group Mutual Funds' web site at www.OneGroup.com.


HOW ARE DIVIDENDS PAID?

     Generally, dividends are declared on each business day and are distributed periodically. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUND?

     Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANK ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

ONE GROUP(R)


INSTITUTIONAL PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE

     The Fund is a diversified money market fund that seeks current income with liquidity and stability of principal.

PORTFOLIO SECURITIES


     The Fund invests exclusively in high quality money market instruments. These instruments include U.S. Treasury obligations, obligations issued or guaranteed by U.S. agencies or instrumentalities, mortgage-backed securities, commercial paper, bank obligations and deposit notes. The Fund also may invest in commercial paper issued by foreign issuers. The Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions, and if consistent with the best interests of shareholders. The financial services industry includes, but is not limited to, banks, broker-dealers, finance companies and other issuers of asset-backed securities. Securities issued by these companies include bankers acceptance, certificates of deposit, and asset-backed securities, including commercial paper. Asset-backed securities will constitute a large percentage of the Fund's investments. The Fund may invest up to 10% of its net assets in illiquid investments such as certain restricted securities and private placements. The Fund may also engage in securities lending. For a list of all of the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS

     The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases in response to declining credit quality of a credit enhancement provider. The Fund also invests in U.S. dollar denominated foreign investments which involve risks that are different from investments in U.S. companies. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Fund" and "Investment Risks."

SHAREHOLDER EXPENSES


            SHAREHOLDER TRANSACTION EXPENSES (1)
            ------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)                                          none
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)                                                 none
Redemption Fees                                               none
Exchange Fees                                                 none
ANNUAL OPERATING EXPENSE (as a percentage of average daily
  net assets)
Investment Advisory Fees(2)                                   .08%
Other Expenses(3)                                             .10%
Total Fund Operating Expenses (after fee waiver)(4)           .18%


---------------

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.


(2) Without the fee waiver, Investment Advisory Fees would be .10%.



(3) Other Expenses are based on estimated amounts for the current fiscal year.



(4) Total Operating Expenses have been revised to reflect fee waivers. Without the voluntary reduction of Investment Advisory Fees, Total Fund Operating Expenses would be .20%.

    EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


1 YEAR  3 YEARS
------  -------
  $2      $6


     These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ONE GROUP(R)

INSTITUTIONAL PRIME MONEY MARKET FUND

Financial Highlights

     This section normally would include Financial Highlights for the Fund. Because the Fund had not begun operations as of June 30, 1998, there are no Financial Highlights for the Fund.

                              MORE ABOUT THE FUND

PORTFOLIO QUALITY


     Securities will be purchased by the Fund only if Banc One Investment Advisors determines that they present minimal credit risk under guidelines adopted by the Board of Trustees. In addition, unless a more specific rating is specified, all investments of the Fund must be rated in one of the three highest rating categories described in "Description of Ratings" in the Appendix. If an investment is unrated, Banc One Investment Advisors must determine that it is of comparable quality to a rated security. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.


ILLIQUID INVESTMENTS


     The Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.


SPECIAL RISK CONSIDERATIONS

     NET ASSET VALUE: There is no assurance that the Fund will meet its investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

     FIXED INCOME SECURITIES: The value of fixed income securities (for example, bonds) will increase or decrease based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase or decrease as the value of the Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation.

     DERIVATIVES: The Fund may invest in securities that are considered to be derivatives. "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other securities. These include mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and asset-backed securities. Derivatives may be riskier than traditional investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."


     CONCENTRATION: The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate effect on the Fund.

     PREPAYMENT RISK: As part of its investment strategy, the Fund invests in asset-backed securities. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can make the price and yield of asset-backed securities volatile. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. The Fund may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

                 HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

     You may purchase Fund shares from the following sources:

     - The One Group Services Company, and

     - Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE FUND SHARES?

     Fund shares may be purchased by:

     - Commercial and retail institutional investors, including affiliates of BANK ONE CORPORATION, that have opened accounts with the Fund's transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

     - Individuals with a net worth, or joint net worth with their spouse, at the time of purchase in excess of $1 million.

     - Individuals with annual income, or joint annual income with their spouse, at the time of purchase in excess of $200,000.

     - If you have questions about eligibility, please call The One Group Services Company at 1-800-480-4111.

WHEN CAN I BUY SHARES?

     - Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.

     - Purchase requests will be effective on the day received by The One Group Services Company and you will be eligible to receive dividends declared the same day, if (i) such purchase orders are received by The One Group Services Company before 4:00 p.m., Eastern Time ("ET"), and (ii) the Fund's custodian, State Street Bank and Trust Company, receives "federal funds" before 4:00 p.m., ET on such day. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next Business Day on which federal funds are timely received by State Street Bank and Trust Company.


     - On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.


     - If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

     - The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.

     - Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?

     - Shares are sold at net asset value ("NAV").

     - NAV per share is calculated by dividing the total market value of the Fund's investment and other assets (minus expenses) by the number of outstanding shares. The Fund uses its best efforts to maintain its NAV at $1.00, although there is no guarantee that it will be able to do so.


     - NAV is calculated each business day as of 4:00 p.m., ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

     1. Read the prospectus carefully.

     2. Decide how much you want to invest.

     - The minimum initial investment is $1,000,000.

     - Subsequent investments must be at least $5,000.

     - The One Group Services Company may waive these minimums.

     3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


     4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "One Group" to:

        State Street Bank and Trust Company

        c/o One Group

        P.O. Box 8528
        Boston, MA 02266-8528

     5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from the Fund will not be permitted for ten (10) calendar days if purchases are made by check.

     6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

     7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

     Yes. Simply select this option on your Account Application Form and then:

     - Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


     - Authorize a bank transfer or initiate a wire transfer payable to "One Group" to State Street Bank and Trust Company at the following wire address:

       State Street Bank & Trust Company
       Attn: Custody & Shareholder Services
       ABA 011 000 028
       DDA 99034167

       FBO One Group Fund (ex: One Group Institutional Prime Money Market Fund)

       Your Account Number (ex: 123456789)

       Your Account Registration (ex: ABC Corporation)

     - One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


     - You may revoke your right to make purchases over the telephone or by sending a letter to:
      State Street Bank and Trust Company

      c/o One Group

      P.O. Box 8528
      Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?


     - You may exchange your shares for shares of any other One Group Institutional Money Market Fund.



     - One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.



     - One Group does not charge a fee for this privilege.


WHEN ARE EXCHANGES PROCESSED?

     Exchanges are processed the same business day they are received, provided:


     - State Street Bank and Trust Company receives the request by 2:00 p.m.,
       ET.



     - You have provided One Group with all of the information necessary to process the exchange.


     - You have received a current prospectus of the Fund or Funds in which you wish to invest.

     - You have contacted your Shareholder Servicing Agent, if necessary.

ARE EXCHANGES TAXABLE?

     Generally:


     - An exchange between Funds is considered a sale and may result in a capital gain or loss for Federal income tax purposes.


     - You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

     Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:


     - To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity.


     - Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.


     - In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction cost or otherwise adversely affect other shareholders.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

     - Redemption requests received by The One Group Services Company before 4:00 p.m., ET (or when the NYSE closes), will be effective that day.

HOW DO I REDEEM SHARES?

     - Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

      State Street Bank and Trust Company

      c/o One Group

      P.O. Box 8528
       Boston, MA 02266-8528

     - You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

     - State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

            1. the redemption is for $50,000 worth of shares or less;

            2. the redemption is payable to the shareholder of record;

            3. the redemption check is mailed to the shareholder at the record address; or

            4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

     - On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

            1. a designated commercial bank; or

            2. State Street Bank and Trust Company or your Shareholder Servicing
               Agent.


     - Your redemption proceeds will ordinarily be paid within seven days after receipt of the redemption request. If you have wire instructions on file, the Funds will attempt to honor requests for same day payment if the request is received before 4:00 p.m., ET. If redemption requests are received after 4:00 p.m., ET, the Funds will attempt to wire payment the next business day.


     - The Funds also will attempt to honor requests for payments in two business days, if the redemption request is received after the time listed above.

WHAT WILL MY SHARES BE WORTH?

     - The NAV of shares of the Fund is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

     - You will receive the NAV calculated after your redemption request is received. Please read "How Much Do Shares Cost?"

CAN I REDEEM BY TELEPHONE?

     Yes, if you selected this option on your Account Application Form.


     - Call your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your redemption request.


     - Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.


     - One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

     - All redemptions will be for cash. The redemption price of shares is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.


     - If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.



     - One Group may suspend your ability to redeem when:


            1. Trading on the NYSE is restricted.

            2. The NYSE is closed (other than weekend and holiday closings).

            3. The SEC has permitted a suspension.

            4. An emergency exists.
               The Statement of Additional Information offers more details about this process.

     - You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

                            SHAREHOLDER INFORMATION

VOTING RIGHTS

     The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.


     As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


DIVIDEND POLICIES

DIVIDENDS

     The Fund generally declares dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually.

DIVIDEND REINVESTMENT

     You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

     If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND

     The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, it will pay no federal income tax on the earnings it distributes to shareholders.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS


     A sale, exchange, or redemption of Fund shares may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.


TAXATION OF DISTRIBUTIONS


     The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains over net long-term capital losses) and, if any, net capital gains (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) to investors on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.



     Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

TAX INFORMATION


     The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Fund or its shareholders.


SHAREHOLDER INQUIRIES

     If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.


                                   REPORTING
In March and September you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.


                    ORGANIZATION AND MANAGEMENT OF THE FUND

THE FUND


     The Fund is a series of One Group Mutual Funds, an open-end management investment company. One Group currently consists of 49 separate Funds. The other 48 Funds are described in separate prospectuses. The Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES


     The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of One Group.


THE ADVISOR


     Banc One Investment Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors has served as investment advisor to One Group since 1993. Prior to that time, One Group was advised by affiliates of Banc One Investment Advisors. In addition to One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANK ONE CORPORATION, managed over $59 billion in assets.


THE DISTRIBUTOR

     The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

     The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .05% of the Fund's average daily assets. The fee is calculated daily and paid monthly. Banc One

Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND THE SUB-CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528 or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Fund's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000


     Preparing for the Year 2000 is a high priority for One Group. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to One Group.



     Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.



     Many, if not all, of the systems are owned or operated by third party servicers (for example, One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1999 toward the remediation effort for all systems and interfaces. Neither One Group nor its shareholders will bear any of the direct remediation expenses.



     Neither The One Group Services Company nor Banc One Investment Advisors currently anticipates that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, One Group currently anticipates that the move to Year 2000 will not have a material impact on its operations.

                            DETAILS ABOUT THE FUND'S
                       INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

     The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                         INSTRUMENT                                           RISK TYPE
                         ----------                                           ---------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and                    Market
CUBES.

TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                       Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                        Market
agencies and instrumentalities of the U.S. Government. These                   Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.

CERTIFICATES OF DEPOSIT: Negotiable instruments with a                         Market
stated maturity.                                                               Credit
                                                                              Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in                    Liquidity
exchange for the deposit of funds.                                             Credit
                                                                               Market

REPURCHASE AGREEMENTS: The purchase of a security and the                      Credit
simultaneous commitment to return the security to the seller                   Market
at an agreed upon price on an agreed upon date. This is                       Liquidity
treated as a loan.

REVERSE REPURCHASE AGREEMENT: The sale of a security and the                   Market
simultaneous commitment to buy the security back at an                        Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the                        Credit
Fund's total assets. In return the Fund will receive cash,                     Market
other securities and/or letters of credit as collateral.                      Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or                    Market
contract to purchase securities at a fixed price for                          Leverage
delivery at a future date.                                                    Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other money market                    Market
mutual funds, including money market funds of One Group and
shares of other investment companies for which Banc One
Investment Advisors serves as investment advisor or
administrator. Banc One Investment Advisors will waive
certain fees when investing in funds for which it serves as
investment advisor.

EXTENDABLE COMMERCIAL NOTES: Notes which normally mature                       Credit
within a short period of time (e.g., one month) but which                      Market
may be extended by the issuer for a maximum of thirteen                       Liquidity
months. In the extended period, the rate payable on the
notes will change.

                         INSTRUMENT                                           RISK TYPE
                         ----------                                           ---------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn                   Credit
on and accepted by a commercial bank. Maturities are                          Liquidity
generally six months or less.                                                  Market

COMMERCIAL PAPER: Secured and unsecured short-term                             Credit
promissory notes issued by corporations and other entities.                   Liquidity
Maturities generally vary from a few days to nine months.                      Market

FOREIGN SECURITIES: Commercial paper of foreign issuers and                    Market
obligations of foreign banks, overseas branches of U.S.                       Political
banks and supranational entities.                                             Liquidity
                                                                               Foreign
                                                                             Investment

RESTRICTED SECURITIES: Securities not registered under the                    Liquidity
Securities Act of 1933, such as privately placed commercial                    Market
paper and Rule 144A securities.

VARIABLE AND FLOATING RATE NOTES: Obligations with interest                    Market
rates which are reset daily, weekly, quarterly or some other                   Credit
period and which may be payable to the Fund on demand.                        Liquidity

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real                 Pre-payment
estate loans and pools of loans. These include                                 Market
collateralized mortgage obligations ("CMOs") and Real Estate                   Credit
Mortgage Investment Conduits ("REMICs").                                     Regulatory

DEMAND FEATURES: Securities that are subject to puts and                       Market
standby commitments to purchase the securities at a fixed                     Liquidity
price (usually with accrued interest) within a fixed period                  Management
of time following demand by a Fund.

MUNICIPAL SECURITIES: Securities issued by a state or                          Market
political subdivision to obtain funds for various public                       Credit
purposes. Municipal securities include private activity                       Political
bonds and industrial development bonds, as well as General                       Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation
Notes, Revenue Anticipation Notes, Project Notes, other
short-term municipal obligations, municipal leases, and
obligations of municipal housing authorities and single
family revenue bonds.

SHORT-TERM FUNDING AGREEMENTS: Agreements issued by banks                      Market
and highly rated insurance companies such as Guaranteed                        Credit
Investment Contracts ("GICs") and Bank Investment Contracts                   Liquidity
("BICs").

PARTICIPATION INTERESTS: Interests in municipal securities,                    Credit
including municipal leases, from financial institutions such                     Tax
as commercial and investment banks, savings and loan                           Market
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a
trust, partnership interests or any other form of indirect
ownership that allows the Fund to treat the income from the
investment as exempt from Federal Income Tax.

                         INSTRUMENT                                           RISK TYPE
                         ----------                                           ---------
ASSET-BACKED SECURITIES: Securities secured by company                       Pre-payment
receivables, home equity loans, truck and auto loans,                          Market
leases, credit card receivables and other securities backed                    Credit
by other types of receivables or other assets.                               Regulatory

INVESTMENT RISKS

     Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

     - CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

     - LEVERAGE RISK. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

     - MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

     - POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

     - FOREIGN INVESTMENT RISK. Risks associated with higher transaction costs, delayed settlements, currency controls, and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

     - PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any premium paid, resulting in an unexpected capital loss.

     - TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

     - REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

     The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to the Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

THE FUND:

     1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so.

     2. Will not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
        (ii) enter into repurchase agreements; and (iii) engage in securities lending.


     3. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in securities issued by companies in the financial services industry.) This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements involving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.


     4. Will not purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets. The Fund may invest the remaining 25% of its total assets without restriction.

     Additional investment policies can be found in the Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

        D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

        D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

        A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

        A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

FITCH IBCA, INC. ("FITCH")

        F-1 Highest capacity for timely repayment. Those issues rated F-1+ possess a particularly strong credit feature.

        F-2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

MOODY'S INVESTORS SERVICE ("MOODY'S")

      PRIME-1 Superior ability for repayment.

      PRIME-2 Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

            A These banks possess exceptional intrinsic financial strength.
              Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

            B These banks possess strong intrinsic financial strength.
              Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

            C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

     S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

          AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

            A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

          AAA Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

           AA These insurance companies offer excellent financial security.
              Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

            A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

     S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

          AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

            A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

Investment Grade

          AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

           AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

            A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligations is still strong.

          BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

Speculative Grade

           BB Less vulnerable to non-payment than other speculative issues.
              However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

            B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

          CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

           CC Currently highly vulnerable to non-payment.

            C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

            D Bonds in payment default.

     Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

Investment Grade

          AAA Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

           Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

            A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

           Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

            B These bonds lack the characteristics of a desirable investment
              (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

          Caa Bonds in this category have poor standing and may be in default.
              These bonds carry an element of danger with respect to principal and interest payments.

           Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

       MIG1 &
        VMIG1 Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2 &
        VMIG2 These Short-term municipal securities are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG3 &
        VMIG3 Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest.

         SP-3 Speculative capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

     Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

      TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

      TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

      TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 Non-investment grade and, therefore, speculative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor and Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8500
Boston, MA 02266-8500

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005

Independent Accountants
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215








 The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.com) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding One Group(R) Mutual Funds.



                                       *